UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 4, 2012

NEOSTEM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33650 (Commission File Number)	22-2343568 (IRS Employer Identification No.)

420 Lexington Avenue, Suite 450, New York, New York 10170
(Address of Principal Executive Offices)(Zip Code)

(212) 584-4180
Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 (e)  Compensatory Arrangements

On January 4, 2012 the Compensation Committee of NeoStem, Inc. (“NeoStem” or the “Company”), after consultation with the Board, adopted the NeoStem 2012 Board of Directors Compensation Plan (the “Board of Directors Compensation Plan”), which provides that each Board member who is not an employee of NeoStem or one of its wholly-owned subsidiaries shall be authorized to receive, in such Board member’s sole discretion, either (i) options to purchase 120,000 shares of the Company’s common stock (“Common Stock”); or (ii) a stock award of 120,000 shares of our Common Stock, in either case issued under and subject to the terms of the 2009 Equity Compensation Plan (the “2009 Plan”), for his or her service as a Board member. These options and shares shall vest fully on the date of grant. The Board of Directors Compensation Plan further provides that the Chair of each Board Committee who is not an employee of the Company or any of its wholly-owned subsidiaries shall be authorized to additionally receive, in such Committee Chair’s sole discretion, either (i) options to purchase 50,000 shares of our Common Stock; or (ii) a stock award of 50,000 shares of our Common Stock, in either case issued under and subject to the terms of the 2009 Plan, for his or her service as a Committee Chair.   These options and shares shall vest fully on the date of grant.  In each case, the exercise price of options authorized pursuant to the Board of Directors Compensation Plan shall be equal to the closing price of a share of our Common Stock on the date of grant. The foregoing shall be issued on January 4th of each year during the term of the Board of Directors Compensation Plan, commencing January 4, 2012.  Directors who are not employees of NeoStem or its wholly-owned subsidiaries are also entitled to cash fees equal to $7,500 per calendar quarter commencing with the quarterly period ending March 31, 2012.  Notwithstanding the foregoing, the Compensation Committee shall have the discretion to renew or adjust, as appropriate, this Board of Directors Compensation Plan at the end of each calendar year, including with respect to whether to continue offering the choice under such plan between options and stock.  In accordance with the above, on January 4, 2012 the Company issued an aggregate of 410,000 options to purchase shares of our Common Stock at a per share exercise price of $0.52 and 580,000 shares of our Common Stock (120,000 of which were granted under the Company’s 2009 Non-U.S. Based Equity Compensation Plan (the “Non-US Plan”)).

On January 4, 2012, NeoStem granted under the 2009 Plan to certain employees, consultants and advisors options to purchase an aggregate of 3,116,552 shares of our Common Stock at a per share exercise price equal to $0.52 which was the closing price of the Common Stock on the date of grant.  In addition, 75,000 options were granted under the Non-US Plan.  Options to purchase a total of 1,841,400 shares were granted to executive officers.

Item 7.01.   Regulation FD Disclosure.

NeoStem intends, from time to time, to utilize at various industry and other conferences two slide presentations. These slide presentations are accessible on NeoStem’s website at www.neostem.com and are being furnished as Exhibits 99.1 and 99.2 hereto. NeoStem undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibits 99.1 and 99.2.

The information under Item 7.01 in this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K.  In accordance with General Instruction B.2 of Form 8-K, the information under Item 7.01 of this Current Report on Form 8-K, including, without limitation, Exhibits 99.1 and 99.2, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information in Item 7.01 of this Current Report on Form 8-K, including, without limitation, Exhibits 99.1 and 99.2, shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 8.01.  Other Events.

On January 3, 2012, NeoStem issued a press release that included a letter to the shareholders of the Company.  A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company is taking steps to limit its adult stem cell therapy services business in China, including decreasing the number of employees, including members of senior management.

On January 6, 2012, pursuant to a letter agreement (the “Letter Agreement”) entered into with Catherine M. Vaczy,  the Vice President, Legal and General Counsel for the Company, the Company extended Ms. Vaczy’s employment agreement dated January 26, 2007, which employment agreement was amended on January 9, 2008, August 29, 2008, July 8, 2009 and July 7, 2010 (the “Original Agreement ”).  The Letter Agreement is effective as of January 6, 2012 (the “Effective Date”) and continues through December 31, 2012 (the “Term”).  In consideration for Ms. Vaczy’s services during the Term, Ms. Vaczy shall continue to receive her base salary of $232,500 through July 7, 2012 at which time such salary shall be increased by 10%.

Upon the Effective Date, Ms. Vaczy  received an option grant for 150,000 shares of Common Stock under the 2009 Plan with an exercise price equal to the closing price of the Common Stock on the date of grant, which option shall vest as to all shares upon the expiration of the Term.  Options granted to Ms. Vaczy shall remain exercisable for a period of two years following her termination of employment with the Company.  Under the Letter Agreement, Ms. Vaczy also agreed to accept $10,000 of the $30,000 portion of her 2011 bonus payable in shares of the Company’s Common Stock on a net basis, based on the closing price of the Company’s Common Stock on the Effective Date, and the vesting was accelerated for 50,000 unvested options held by her.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3 hereto, contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are typically preceded by words such as “believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “should,” or similar expressions, although some forward-looking statements are expressed differently.  Forward-looking statements represent the Company's management's judgment regarding future events.  Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct.  All statements other than statements of historical fact included in the Current Report on Form 8-K are forward-looking statements.  The Company cannot guarantee  the accuracy of the forward-looking statements, and you should be aware that the Company's actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under "Risk Factors" contained in the Company's reports filed with the Securities and Exchange Commission.

Item 9.01.   Financial Statements and Exhibits.

         (d) Exhibits.

Exhibit No.	Description
99.1	Investor Presentation of NeoStem, Inc. dated January 2012*

99.2	Cell Therapy Presentation of NeoStem, Inc. dated January 2012*

99.3	Press release of NeoStem, Inc., dated January 3, 2012

*Exhibits 99.1 and 99.2 are furnished as part of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, NeoStem has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Catherine M. Vaczy
Name: Catherine M. Vaczy
Title: Vice President and General Counsel

Date:  January 6, 2012